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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




            Date of Report                             July 27, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                 001-16587                58-1597246
  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)           File Number)          Identification No.)



                         10700 Richmond Ave., Suite 300
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On July 27, 2004, the Board of Directors of SurgiCare, Inc. (the "Company") approved the Company's Corporate Code of Business Conduct and Ethics (the "Code"). The Company posted the Code on its website, www.surgicareinc.com, on August 3, 2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SURGICARE, INC.



Date: August 10, 2004                  By: /s/ Keith LeBlanc
                                           -------------------------------------
                                           Keith LeBlanc
                                           President and Chief Executive Officer